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                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND
================================================================================


                                  ANNUAL REPORT





















================================================================================
                               For the Year Ended
                                 June 30, 2000
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                                 RCB Growth and
                                   Income Fund

Dear Fellow Shareholders:

We are pleased to report that for the Fund's fiscal year ending June 30, 2000, the portfolio significantly outpaced the Russell 1000 Value with a return of +0.95% as compared with the index loss of -8.92%. The last six months of 1999 were certainly mixed, but the Fund prevailed, turning in a positive return of 0.14% compared to the Russell 1000 Value's -4.93%. The first half of the year 2000 was truly a tale of two markets. It has been the best of times and the worst of times for both "value" as well as "growth" companies. The period was marked by wild speculation, downright pessimism, and a recovery to the middle ground. By the same measure, some of our holdings turned in very impressive returns while others have suffered. Overall, the RCB Growth and Income Fund has done well and is up 0.80% through June while the Russell 1000 Value is off 4.23%. (Returns shown are before the maximum sales charge of 3.50%).

                                  RCB Growth &      Russell
                                  Income Fund      1000 Value        S&P 500
                                  -----------      ----------        -------
YTD                                  0.80%           -4.23%           -0.40%
One year ending 6-30-00              0.95%           -8.92%            7.27%
Since Inception (cumulative)*       39.86%           19.90%           46.22%
Since Inception (annualized)*       21.18%           10.90%           24.25%

In keeping with our practice of getting the bad news out of the way, let's begin with the stocks that have experienced the "worst of times" since our last letter. Many of our biggest disappointments, not surprisingly, have been in the technology-related sector. These include Motorola, Comdisco, and Gartner Group (the last of which has been sold). Motorola and Comdisco, while truly fine companies, suffered from a combination of short-term company specific issues as well as the proverbial "cold and sneeze" analogy. Even with their healthy business models, Motorola and Comdisco sneezed following huge run-ups when the technology sector caught a cold in the spring. Reynolds & Reynolds, the leading dealership management software supplier to the automotive industry, also gave way as it announced an alliance with GM along with a major restructuring to shed non-core businesses. Fortune Brands has been weak due to concerns about consumer spending, and Tricon Global Restaurants was hit by the bankruptcy filing of its major food and supply distributor. Most of these companies are in fine shape and we have used the price weakness as an opportunity to selectively increase positions.

The best of times came along for Corning, Warner Lambert, Enron, PepsiCo, and Abbott Laboratories. Corning's optical fiber and photonic segments have been primary beneficiaries of bandwidth demand, and its flat panel glass business has mushroomed along with the growth in laptops and flat desktop monitors. Pfizer has acquired our Warner Lambert stake in a stock swap; Enron continues to create new products and markets; PepsiCo snack and beverage operations continue to improve; and Abbott Laboratories' steady performance has driven the price higher. We also sold Consolidated Papers subsequent to its merger announcement for a substantial gain. Our remaining holdings delivered returns more in line with the Fund's overall performance.

The economy has remained strong and has shown precious little slowing except recently. GDP continues to grow at a healthy, if surprising, 3.5%. Inflation is up slightly but, except for energy and some labor-intensive sectors, is still under control. The big news, of course, is the rise in short-term interest rates and the fact that the Fed has ratcheted up the discount rate a number of times. Although long-term rates have cooled, this discount rate tightening seems to have put a governor on the economy and hopefully is guiding it to a soft landing.

So what has really happened with the market? Well, the background has been varied and diverse. With the above backdrop, the stock market has been part Energizer Bunny but mostly tortoise. In other words, Energizer stocks have been mainly a handful of large cap, high octane, technology stocks and dot.com IPOs, while the majority of the market has been the tortoise - good quality value stocks that march inexorably ahead with reasonable earnings and reasonable valuations. These are the kinds of stocks in which we invest and which we own in your Fund.

A few years ago, market pundits wore out the Goldilocks analogy. At the risk of inflicting further wear and tear, it's safe to say that the investing world tired of "just right", took another sip of the "too hot" bowl with the NASDAQ run-up early this year, got burned and jumped into the "too cold" bowl in April and May, and now seems to be grudgingly going back to "just right".

We too feel that there are many stocks that are just right for investment and have committed further personal capital to the Fund. We appreciate your continued investment in the RCB Growth and Income Fund and welcome your comments.

Sincerely,

/s/ Donn B. Conner                  /s/ Victor F. Hawley

Donn B. Conner, CFA                 Victor F. Hawley, CFA
Manager                             Co-manager


* The Fund's one year and average annual total returns since inception (September 30, 1998) through June 30, 2000, which includes the maximum sales charge of 3.50%, were -2.58% and 18.74%, respectively. Past performance does not guarantee future results. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares.

2
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                           RCB Growth and Income Fund
           Value of $10,000 vs S&P 500 and Russell 1000 Value Indexes

                            Average Annual Total Return
                             Period Ended June 30, 2000
               1 Year..................................... (2.58)%
               Since Inception (9/30/98).................. 18.74%

                       RCB Growth and     S&P 500     Russell 1000 Value
                        Income Fund     Index w/inc.     Index w/inc.
                        -----------     ------------     ------------

          9/30/98          9,650          10,000           10,000
         10/30/98         10,490          10,819           10,775
         11/30/98         11,069          11,472           11,278
         12/31/98         11,340          12,134           11,661
          1/31/99         11,378          12,644           11,754
          2/28/99         11,253          12,245           11,588
          3/31/99         11,987          12,734           11,828
          4/30/99         13,080          13,329           12,933
          5/31/99         12,761          14,059           12,791
          6/30/99         13,370          13,633           13,162
          7/31/99         13,041          13,307           12,776
          8/31/99         12,403          14,305           12,302
          9/30/99         11,755          12,781           11,872
         10/31/99         12,171          13,693           12,555
         11/30/99         12,219          15,098           12,457
         12/31/99         13,389          14,683           12,517
          1/31/00         13,300          14,051           12,108
          2/29/00         13,036          14,892           11,209
          3/31/00         14,151          15,019           12,577
          4/30/00         13,682          14,677           12,430
          5/31/00         14,102          15,533           12,561
          6/30/00         13,496          14,619           11,987

Past performance is not predictive of future performance. Performance figures include the maximum applicable sales charges of 3.50%

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. Russell 1000 Value Index measures the performance of the Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and returns include reinvested dividends.

The Russell 1000 Index (dividends reinvested) has been removed from the above chart and is being replaced by the Russell 1000 Value Index. The Russell 1000 Value Index more appropriately reflects our investment style. As a broad market reference, the total return for the Russell 1000 Index for the year ended June 30, 2000 was 9.25% compared to -8.92% for the Russell 1000 Value Index.

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[LOGO]

                                    RCB SMALL
                                    CAP FUND

Dear Fellow Shareholders:

We would first like to thank all shareholders for their support of our nascent mutual fund efforts and we are more particularly pleased to reward your confidence with excellent results. (Returns shown are before the maximum sales charge of 3.50%).

                                  RCB Small    Russell    Russell
                                  Cap Fund      2000     2000 Value   S&P 500
                                  --------      ----     ----------   -------
YTD                                 9.49%       3.04%       5.85%      -0.40%
One year ending 6-30-00             3.28%      14.32%      -0.94%       7.27%
Since Inception (cumulative)*      64.52%      45.31%      13.73%      46.22%
Since Inception (annualized)*      33.00%      23.81%       7.63%      24.25%

Some analysis is required here since "performance" is one of the most widely abused and twisted statistics that modern man has wrought since the combination of the spreadsheet and the marketing department. First of all, the goal of the Fund is to generate long-term, after-tax returns in the neighborhood of 10 percentage points above the rate of inflation. That's a fancy way of saying "low-to-mid-teens". This target is both realistic, doable and is in the ballpark with the historical patterns of equity returns that we believe still carry some probative weight. A secondary goal is to avoid having disastrous years on an absolute basis. In other words, if we can avoid periods where we lose a lot of money, we insure that the mathematics of compounding - the 8th wonder of the world - will continue to work strongly in our favor. While we do worry about relative performance over the intermediate and long term - i.e., versus other money managers and relevant indices, it is invariably more important to worry about the secondary goal first. There is enormous temptation in the investment business to do stupid things that you know are stupid in an attempt to catch the Joneses, and that is when you usually get hurt.

In looking at our numbers, even a modest glance indicates that we are doing pretty well. In fact, we are earning rates of return well in excess of the aforementioned goals, which is obviously a good thing. Nonetheless, we continue to keep our heads low, do what we do every day and see what the scoreboard produces at the end of the game. A money manager who spends much of his time looking at the scoreboard is obviously spending less time playing on the field and that too will eventually show up in the numbers.

A brief word here on the Russell 2000 indices. Obviously, it is entirely appropriate to judge a manager against some sort of a benchmark so that there is some relevant comparison. That, unfortunately, is where the problems begin. There is no such thing as a perfect index and depending upon the time period, it can make you look better or worse than you might really be. The Russell 2000 is roughly stocks number 1001 to 3000 when ranked by market capitalization on June 30th every year. Then they are mostly static. The idea is that this is an approximation of how the small cap market is doing. But what happens in a 12-month period like June 30th 1999 to June 30th 2000 is that a handful of what once were obscure and small bio-tech and internet stocks went from tiny portions of the Russell 2000 to ten billion dollar giants of the Russell 2000, throwing off the index's validity as a small cap barometer. This accounts for our underperformance to this index for the 12-month period ending June 30, 2000. A number of consultants also use "value" versions of an index that are considered to be more appropriate benchmarks for a value manager like RCB and they are helpful for perspective.

The problem with picking performance points is that it is similar to stopping a three-hour movie in the 15th minute. It sure looks like the hero has fallen off his horse and is going over a cliff if you stop it there; but if you keep running the movie, you see that he grabs the heretofore unseen branch, hoists himself back up onto solid ground and goes back and beats the stuffing out of the bad guy. And gets the girl! It is simply crucial to always look at the longer-term picture and you will always see us pointing you in that direction.

The last comment on performance is that not only is the Fund doing well versus other small cap managers and small cap indices, but it is also doing well as compared to large cap stock indices like the S&P 500. In other words, we are not just blowing smoke out of our ears when we continue to say ad nauseum that it is perfectly possible to generate excellent long-term returns in small cap stocks on both an absolute and relative basis. Some "professionals" have come to consider small cap growth and value styles more of a hedge against success and a repository of tax loss carryforwards.

What we have done in the Fund over the past 13/4 years continues to be an evolution of what we have done in small cap investing for the past seven years and as a value investor for 40 years. We look for fundamentally decent businesses selling at significant discounts to our estimate of their "intrinsic value." We then attempt to assign a probability of that value being realized in a two-to-three year time horizon and if there is a reasonably high probability, we buy as much as we can prudently fit into the Fund. Our results have not been due to sneaking into large cap companies, Internet stocks or playing the IPO calendar to boost performance ... just for the record.

As is always the case, the performance of individual holdings tends to follow a bell-shaped distribution curve: most stocks do "okay," some stocks do terrific and some stocks go the exact opposite of our intentions. Our performance over the long run is determined by minimizing the number of losers as well as the depth of their impact on portfolio value, and letting the winners take care of themselves. We have been mostly successful in this vein as some of our poorer performers have been our smaller positions, while our largest positions have justified our decision. In the latter camp, we would highlight Littelfuse, which we started buying a year after the company's short-term results hit bottom after the collapse of the electronics industry in the wake of the "Asian Crisis." Littelfuse weathered the storm and as you might expect, the electronics industry has come roaring back. Littelfuse is a "pick and shovel" supplier with a range of niche, high margin products that have dominant market share positions. The stock has more than doubled for us in the past 12 months. We have also racked up excellent returns in stocks as diverse as Canadian oil and gas companies (Gulf Canada Resources), specialty finance companies (Enhance Financial), and steel tower manufacturers (Rohn Industries). We also have benefited from a number of takeovers, as third party acquirers have agreed with our assessment. So far this calendar year, the list includes American Business Products and Farr Company, the latter of which was our single largest holding for the past year, making the event even more enjoyable.

Interestingly and somewhat frustratingly, our excellent performance has not in any real way come from our biggest sector position, the insurance industry. We expect continuing improvements in industry fundamentals plus further industry consolidation to highlight the exceptional values we see in the sector

As usual, we have little to say about the macro-economic picture and prefer to spend our time on company and industry analysis. Our general sense is that the macro picture remains somewhat benign, as the economy appears to be slowing, which is cooling the ardor of the Federal Reserve for further rate hikes. We have become increasingly vigilant for changes in the inflation front, which appears to us slightly worse than government statistics would have you believe. Nonetheless, we remain fully invested as the schizophrenic nature of the market continues to present interesting opportunities for patient long-term value investors.

We are very encouraged by the increases in mergers and acquisitions in the small cap world, as it serves not only to benefit us if our companies are taken over, but it attracts more money to the small cap sector as investors belatedly realize the size of the sale sign that has been on many companies in the sector. We expect to see further gains ahead on an absolute basis and particularly on a relative basis. Once again, thank you for your support and as previously noted, the lead portfolio manager of this Fund has most of his own net worth invested right alongside you.

Sincerely,

/s/ Jeffrey Bronchick                    /s/ Thomas D. Kerr

Jeffrey Bronchick, CFA                   Thomas D. Kerr, CFA
Manager                                  Co-Manager


* The Fund's one year and average annual total return since inception (September 30, 1998) through June 30, 2000, which includes the maximum sales charge of 3.50%, were -0.35% and 30.31%, respectively. Past performance does not guarantee future results. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares.

                               RCB SMALL CAP FUND

           Value of $10,000 vs S&P 500 and Russell 2000 Value Indexes

                           Average Annual Total Return
                           Period Ended June 30, 2000
                1 Year.................................. (0.35)%
                Since Inception (9/30/98)............... 30.31%

                       RCB Small      S&P 500       Russell 2000 Value
                       Cap Fund     Index w/inc.       Index w/inc.
                       --------     ------------       ------------
          9/30/98        9,650         10,000             10,000
         10/31/98       10,663         10,819             10,297
         11/30/98       11,551         11,472             10,576
         12/31/98       12,304         12,134             10,908
          1/31/99       13,105         12,644             10,661
          2/28/99       12,352         12,245              9,933
          3/31/99       12,642         12,734              9,851
          4/30/99       14,176         13,227             10,750
          5/31/99       14,475         12,915             11,081
          6/30/99       15,372         13,633             11,482
          7/31/99       14,870         13,206             11,209
          8/31/99       14,783         13,141             10,800
          9/30/99       14,590         12,781             10,584
         10/31/99       13,924         13,589             10,372
         11/30/99       14,406         13,869             10,426
         12/31/99       14,498         14,683             10,746
          1/31/00       14,619         13,943             10,465
          2/29/00       14,820         13,680             11,105
          3/31/00       15,955         15,019             11,157
          4/30/00       15,151         14,565             11,223
          5/31/00       15,201         14,268             11,051
          6/30/00       15,874         14,619             11,374

Past performance is not predictive of future performance. Performance figures include the maximum applicable sales charges of 3.50%

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and returns include reinvested dividends.

The Russell 2000 Index (dividends reinvested) has been removed from the above chart and is being replaced by the Russell 2000 Value Index. The Russell 2000 Value Index more appropriately reflects our investment style. As a broad market reference, the total return for the Russell 2000 Index for the year ended June 30, 2000 was 14.32% compared to -0.94% for the Russell 2000 Value Index.

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                           RCB GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS at June 30, 2000

 Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 94.0%

Banking: 2.8%
  2,500  Bank One Corp.                                              $    66,406
                                                                     -----------
Beverages: 5.0%
  2,600  PepsiCo, Inc.                                                   115,537
                                                                     -----------
Beverages - Alcoholic: 2.6%
    800  Anheuser-Busch Companies, Inc.                                   59,750
                                                                     -----------
Chemicals: 4.0%
  3,200  Sigma-Aldrich Corp.                                              93,600
                                                                     -----------
Commercial Services: 5.8%
  3,700  Reynolds & Reynolds Co. (The)                                    67,525
  5,900  ServiceMaster Co. (The)                                          67,112
                                                                     -----------
                                                                         134,637
                                                                     -----------
Communications - Technology: 12.4%
  4,500  Comdisco, Inc.                                                  100,406
  1,200  General Motors Corporation - Class H*                           105,300
  2,800  Motorola, Inc.                                                   81,375
                                                                     -----------
                                                                         287,081
                                                                     -----------
Consumer Products: 15.4%
  1,300  Eastman Kodak Co.                                                77,350
  3,700  Fortune Brands, Inc.                                             85,331
  1,800  Kimberly Clark Corp.                                            103,275
  4,700  Sara Lee Corp.                                                   90,769
                                                                     -----------
                                                                         356,725
                                                                     -----------
Distribution/Wholesale: 1.4%
  1,000  Costco Wholesale Corp.*                                          33,000
                                                                     -----------
Diversified Operations: 3.8%
     50  Berkshire Hathaway, Inc.*                                        88,000
                                                                     -----------
Electric/Natural Gas: 2.8%
  1,000  Enron Corp.                                                      64,500
                                                                     -----------
Financial Services: 8.8%
    900  American Express Co.                                             46,912
  2,400  Dun & Bradstreet Corp. (The)                                     68,700
  3,400  Equifax Inc.                                                     89,250
                                                                     -----------
                                                                         204,862
                                                                     -----------
Food - Retail: 3.7%
  2,600  Albertson's, Inc.                                                86,450
                                                                     -----------
Insurance: 2.4%
    900  Chubb Corp. (The)                                                55,350
                                                                     -----------
Media: 2.3%
    700  Time Warner, Inc.                                                53,200
                                                                     -----------
Medical Information Systems: 3.3%
  4,300  IMS Health, Inc.                                                 77,400
                                                                     -----------
Medical Supplies: 2.7%
  1,400  Abbott Laboratories                                              62,388
                                                                     -----------
Oil - Domestic Integrated: 4.3%
    700  Royal Dutch Petroleum Co. ADR                                    43,094
  1,700  Unocal Corp.                                                     56,313
                                                                     -----------
                                                                          99,407
                                                                     -----------
Pharmaceuticals: 4.0%
  1,925  Pfizer, Inc.                                                     92,400
                                                                     -----------
Restaurants: 3.0%
  2,500  Tricon Global Restaurants, Inc.*                                 70,625
                                                                     -----------
Telecommunications - Equipment: 3.5%
    300  Corning, Inc.                                                    80,963
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $1,960,345)                                                   2,182,281
                                                                     -----------

                           RCB GROWTH AND INCOME FUND

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENT: 9.0%
$210,000  Firstar Bank Repurchase Agreement, 4.25%,
          dated 06/30/2000, due 07/03/2000,
          [collateralized by $214,193 FHLMC ARM,
          6.311% due 09/01/2029] (value of proceeds
          $210,074) (cost $210,000)                                 $   210,000
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES
        (cost $2,170,345+): 103.0%                                    2,392,281
Liabilities in excess of Other Assets: (3.0)%                           (69,919)
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 2,322,362
                                                                    -----------
*    Non-income producing security.
+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

         Gross unrealized appreciation                              $   340,798
         Gross unrealized depreciation                                 (118,862)
                                                                    -----------
         Net unrealized appreciation                                $   221,936
                                                                    ===========

See accompanying Notes to Financial Statements.

                               RCB SMALL CAP FUND

SCHEDULE OF INVESTMENTS at June 30, 2000

 Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 98.4%

Advertising: 3.7%
 10,000  R.H. Donnelley Corp.*                                       $   193,750
                                                                     -----------
Auto Parts and Equipment: 2.7%
  5,400  Superior Industries International, Inc.                         139,050
                                                                     -----------
Building and Construction: 3.8%
  5,500  Ameron International Corp.                                      196,625
                                                                     -----------
Computers - Software: 4.4%
 12,000  Tripos, Inc.*                                                   231,000
                                                                     -----------
Electric Products: 11.9%
  5,500  AMETEK, Inc.                                                     96,250
  8,000  Littelfuse, Inc.*                                               392,000
 10,000  UCAR International, Inc.*                                       130,625
                                                                     -----------
                                                                         618,875
                                                                     -----------
Financial Services: 0.9%
 10,000  Billing Concepts Corp.*                                          44,375
                                                                     -----------
Food - Retail: 1.6%
 10,859  Smart & Final, Inc.*                                             83,479
                                                                     -----------
Industrials: 4.0%
 12,000  Scott Technologies, Inc.*                                       206,250
                                                                     -----------
Instruments - Scientific: 1.8%
  3,400  Dionex Corp.*                                                    90,950
                                                                     -----------
Insurance: 16.6%
 19,000  Enhance Financial Services Group, Inc.                          273,125
    800  Fairfax Financial Holdings Ltd*                                  87,469
 18,200  GAINSCO, Inc.                                                    91,000
  1,000  Horace Mann Educators Corp.                                      15,000
    500  Markel Corp.*                                                    70,812
  7,000  Philadelphia Consolidated Holding Corp. Prfd.*                  117,687
  1,300  White Mountains Insurance Group, Inc.                           209,300
                                                                     -----------
                                                                         864,393
                                                                     -----------
Leisure & Recreation Products: 2.6%
 53,000  American Coin Merchandising, Inc*                               132,500
                                                                     -----------
Linen Supply: 2.2%
 14,500  Angelica Corp.                                                  116,000
                                                                     -----------
Machinery - General: 6.2%
  1,500  Franklin Electric Co., Inc.                                     101,625
  7,000  IDEX Corp.                                                      220,937
                                                                     -----------
                                                                         322,562
                                                                     -----------
Market Research: 4.8%
  9,000  ACNielsen Corp.*                                                198,000
 13,400  Information Resources, Inc.*                                     52,762
                                                                     -----------
                                                                         250,762
                                                                     -----------
Metal Processors and Fabrication: 4.9%
 60,000 ROHN Industries, Inc.*                                           253,125
                                                                     -----------
Office Supplies: 3.1%
 15,500  Hunt Corp.                                                      160,813
                                                                     -----------
Oil - Exploration & Production: 5.1%
 55,000  Gulf Canada Resources Ltd.*                                     264,688
                                                                     -----------
Restaurants: 5.7%
 10,000  IHOP Corp.*                                                     167,500
  7,000  VICORP Restaurants, Inc.*                                       127,750
                                                                     -----------
                                                                         295,250
                                                                     -----------
Retail: 3.2%
  9,000  Whitehall Jewellers, Inc.*                                      167,625
                                                                     -----------
Technology: 2.3%
 12,000  Gartner Group, Inc. - Class B*                                  118,500
                                                                     -----------
Television: 6.9%
  6,600  SBS Broadcasting SA*                                            359,700
                                                                     -----------
TOTAL COMMON STOCKS
  (cost $4,426,294)                                                    5,110,272
                                                                     -----------

                         RCB SMALL CAP FUND

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENT: 1.8%
$95,000  Firstar Bank Repurchase Agreement, 4.25%,
         dated 06/30/2000, due 07/03/2000,
         [collateralized by $96,897 FHLMC ARM,
         6.311% due 09/01/2029] (value of proceeds
         $95,034) (cost $95,000)                                    $    95,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
        (cost $4,521,294+): 100.2%                                    5,205,272
Liabilities in excess of Other Assets: (0.2)%                           (12,241)
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 5,193,031
                                                                    ===========

*    Non-income producing security.
+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

         Gross unrealized appreciation                              $   955,442
         Gross unrealized depreciation                                 (271,464)
                                                                    -----------
         Net unrealized appreciation                                $   683,978
                                                                    ===========

See accompanying Notes to Financial Statements.

                                 RCB FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2000

                                                       Growth and      Small Cap
                                                       Income Fund       Fund
                                                       -----------    ----------
ASSETS
  Investments in securities, at value
    (cost $2,170,345 and $4,521,294 respectively) ..    $2,392,281    $5,205,272
  Cash .............................................           506           122
  Receivables:
    Due from advisor ...............................         5,295         3,557
    Dividends and interest .........................         2,821         2,190
  Prepaid expenses and other assets ................         1,238         5,339
                                                        ----------    ----------
      Total assets .................................     2,402,141     5,216,480
                                                        ----------    ----------
LIABILITIES
  Payables:
    Securities purchased ...........................        58,323            --
    Administration fees ............................         2,466         2,465
    Distribution fees ..............................         1,423         3,013
  Accrued expenses .................................        17,567        17,971
                                                        ----------    ----------
      Total liabilities ............................        79,779        23,449
                                                        ----------    ----------
NET ASSETS..........................................    $2,322,362    $5,193,031
                                                        ==========    ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($2,322,362/168,257 and $5,193,031/328,755)
 shares outstanding; unlimited number of shares
 authorized without par value)......................    $    13.80    $    15.80
                                                        ==========    ==========
MAXIMUM OFFERING PRICE PER SHARE ($13.80/.9650 AND
 $15.80/.9650 RESPECTIVELY).........................    $    14.30    $    16.37
                                                        ==========    ==========
COMPONENTS OF NET ASSETS
  Paid-in capital ..................................    $2,054,782    $4,423,618
  Accumulated net investment income ................         3,336            --
  Accumulated net realized gain on investments .....        42,308        85,435
  Net unrealized appreciation on investments .......       221,936       683,978
                                                        ----------    ----------
      Net assets ...................................    $2,322,362    $5,193,031
                                                        ==========    ==========

See accompanying Notes to Financial Statements.

                                    RCB FUNDS

STATEMENTS OF OPERATIONS For the Year Ended June 30, 2000

                                                       Growth and      Small Cap
                                                       Income Fund       Fund
                                                       -----------    ----------
INVESTMENT INCOME
  Income
    Dividends ........................................  $  28,018     $  36,101
    Interest .........................................      2,126         2,823
                                                        ---------     ---------
      Total income ...................................     30,144        38,924
                                                        ---------     ---------
  Expenses
    Administration fees ..............................     30,000        30,000
    Audit fees .......................................     14,672        14,631
    Fund accounting fees .............................     13,513        16,669
    Advisory fees ....................................     11,420        33,384
    Transfer agent fees ..............................     10,105        10,007
    Registration expense .............................      5,292         6,478
    Distribution fees ................................      4,758         9,819
    Trustee fees .....................................      3,798         3,695
    Legal fees .......................................      3,626         2,568
    Reports to shareholders ..........................      2,181         3,693
    Custody fees .....................................      1,919         6,281
    Insurance expense ................................        236           204
    Miscellaneous ....................................         82            --
                                                        ---------     ---------
      Total expenses .................................    101,602       137,429
      Less: fees waived and expenses absorbed ........    (77,811)      (78,909)
                                                        ---------     ---------
        Net expenses .................................     23,791        58,520
                                                        ---------     ---------
          NET INVESTMENT INCOME (LOSS) ...............      6,353       (19,596)
                                                        ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ...................     42,308       141,107
  Net unrealized appreciation (depreciation)
    on investments ...................................     (7,265)      118,530
                                                        ---------     ---------
      Net realized and unrealized gain on
        investments...................................     35,043       259,637
                                                        ---------     ---------
          Net increase in net assets resulting
           from operations............................  $  41,396     $ 240,041
                                                        =========     =========

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                     September 30, 1998*
                                                      Year Ended          through
                                                     June 30, 2000     June 30, 1999
                                                      -----------       -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ........................      $     6,353       $     2,048
  Net realized gain on investments .............           42,308            15,577
  Net unrealized appreciation (depreciation)
   on investments...............................           (7,265)          229,201
                                                      -----------       -----------
      Net increase in net assets resulting
       from operations .........................           41,396           246,826
                                                      -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................           (4,007)           (1,058)
  From net realized gain .......................          (15,577)               --
                                                      -----------       -----------
      Total distributions to shareholders ......          (19,584)           (1,058)
                                                      -----------       -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a) .......          737,320         1,317,462
                                                      -----------       -----------
      Total increase in net assets .............          759,132         1,563,230

NET ASSETS
  Beginning of period ..........................        1,563,230                --
                                                      -----------       -----------
  End of period ................................      $ 2,322,362       $ 1,563,230
                                                      ===========       ===========
Accumulated net investment income ..............      $     3,336       $       990
                                                      ===========       ===========

(a)  A summary of capital shares transactions is as follows:

                                                        September 30, 1998*
                                     Year Ended               through
                                   June 30, 2000           June 30, 1999
                                 ------------------     -------------------
                                 Shares       Value     Shares        Value
                                 ------       -----     ------        -----
Shares sold                      58,935     $ 787,090   114,638     $ 1,336,995
Shares issued in reinvestment
 of distributions                 1,097        14,070        88             987
Shares redeemed                  (4,771)      (63,840)   (1,730)        (20,520)
                                 ------     ---------   -------     -----------
Net increase                     55,261     $ 737,320   112,996     $ 1,317,462
                                 ======     =========   =======     ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                          RCB SMALL CAP FUND

 STATEMENT OF CHANGES IN NET ASSETS

                                                                     September 30, 1998*
                                                      Year Ended          through
                                                     June 30, 2000     June 30, 1999
                                                      -----------       -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................      $   (19,596)      $    (3,547)
  Net realized gain on investments .............          141,107            95,563
  Net unrealized appreciation on investments ...          118,530           565,448
                                                      -----------       -----------
      Net increase in net assets resulting
       from operations..........................          240,041           657,464
                                                      -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................         (128,092)               --
                                                      -----------       -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
   net change in outstanding shares (a)........        1,925,052         2,498,566
                                                      -----------       -----------
      Total increase in net assets..............        2,037,001         3,156,030

NET ASSETS
  Beginning of period ..........................        3,156,030                --
                                                      -----------       -----------
  End of period ................................      $ 5,193,031       $ 3,156,030
                                                      ===========       ===========

(a)  A summary of capital shares transactions is as follows:

                                                            September 30, 1998*
                                     Year Ended                  through
                                   June 30, 2000              June 30, 1999
                                ------------------        ---------------------
                                Shares       Value        Shares        Value
                                ------       -----        ------        -----
Shares sold                     132,275   $ 1,955,635     198,111    $2,498,602
Shares issued in reinvestment
 of distributions                 7,915       113,337          --            --
Shares redeemed                  (9,543)     (143,920)         (3)          (36)
                               --------   -----------    --------    ----------
Net increase                    130,647   $ 1,925,052     198,108    $2,498,566
                               ========   ===========    ========    ==========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                    September 30, 1998*
                                                                   Year Ended            through
                                                                 June 30, 2000        June 30, 1999
                                                                 -------------        -------------
Net asset value, beginning of period ...........................     $13.83              $10.00
                                                                     ------              ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................       0.04                0.03
  Net realized and unrealized gain on
    investments ................................................       0.08                3.82
                                                                     ------              ------
Total from investment operations ...............................       0.12                3.85
                                                                     ------              ------
LESS DISTRIBUTIONS:
  From net investment income ...................................      (0.03)              (0.02)
  From net realized gain .......................................      (0.12)                 --
                                                                     ------              ------
Total distributions ............................................      (0.15)              (0.02)
                                                                     ------              ------
Net asset value, end of period .................................     $13.80              $13.83
                                                                     ======              ======
Total return ...................................................       0.95%              38.55%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .........................     $  2.3              $  1.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed......................       5.33%              12.32%+
  After fees waived and expenses absorbed ......................       1.25%               1.25%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed......................      (3.75%)            (10.74%)+
  After fees waived and expenses absorbed.......................       0.33%               0.33%+

  Portfolio turnover rate ......................................      25.63%               4.41%++

*  Commencement of operations.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                          RCB SMALL CAP FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                           September 30, 1998*
                                                            Year Ended          through
                                                          June 30, 2000      June 30, 1999
                                                          -------------      -------------
Net asset value, beginning of period ....................      $15.93           $10.00
                                                               ------           ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ...................................       (0.06)           (0.02)
  Net realized and unrealized gain on
    investments .........................................        0.52             5.95
                                                               ------           ------
Total from investment operations ........................        0.46             5.93
                                                               ------           ------
LESS DISTRIBUTIONS:
  From net realized gain ................................       (0.59)              --
                                                               ------           ------
Net asset value, end of period ..........................      $15.80           $15.93
                                                               ======           ======
Total return ............................................        3.28%           59.30%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ..................      $  5.2           $  3.2

Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed ..............        3.49%            7.76%+
  After fees waived and expenses absorbed ...............        1.49%            1.49%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ..............       (2.50%)          (6.60%)+
  After fees waived and expenses absorbed ...............       (0.50%)          (0.33%)+

  Portfolio turnover rate ...............................       59.76%           35.70%++

*   Commencement of operations.
+   Annualized.
++  Not annualized.

See accompanying Notes to Financial Statements.

                                    RCB FUNDS

NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

     The RCB Growth and Income Fund and the RCB Small Cap Fund (the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Funds began operations on September 30, 1998. The investment objectives of the RCB Growth and Income Fund is capital appreciation with growth of income as a secondary objective. The investment objective of the RCB Small Cap Fund is capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                                    RCB FUNDS

     E. Reclassification of Capital Accounts. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended June 30, 2000, the RCB Small Cap Fund decreased net realized gain on investments by $19,596 due to the Fund experiencing a net investment loss during the year. Paid-in capital and net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Reed, Conner & Birdwell, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.60% and 0.85% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively, based upon the average daily net assets of the Funds. For the year ended June 30, 2000, the RCB Growth and Income Fund and the RCB Small Cap Fund incurred advisory fees of $11,420 and $33,384, respectively.

     The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Funds for expenses, excluding interest and tax expense, so that their ratio of expenses to average net assets will not exceed 1.25% and 1.49% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended June 30, 2000, the Advisor waived fees of $11,420 and 33,384 and absorbed expenses of $66,391 and $45,525 for the RCB Growth and Income Fund and RCB Small Cap Fund, respectively. At June 30, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the RCB Growth and Income Fund and the RCB Small Cap Fund was $146,982 and $147,234, respectively. The Advisor may recapture the above amounts no later than June 30, 2004 for the RCB Growth and Income Fund and the RCB Small Cap Fund. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                                    RCB FUNDS

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

     Under $15 million                $30,000
     $15 to $50 million               0.20% of average daily net assets
     $50 to $100 million              0.15% of average daily net assets
     $100 to $150 million             0.10% of average daily net assets
     Over $150 million                0.05% of average daily net assets

     For the year ended June 30, 2000, RCB Growth and Income Fund and RCB Small Cap Fund each incurred $30,000 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Funds. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended June 30, 2000, the RCB Growth and Income Fund and the RCB Small Cap Fund, paid to the Advisor, as Distribution Coordinator, $4,758 and $9,819, respectively.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $1,138,721 and $463,502 respectively, for the RCB Growth and Income Fund and $4,186,994 and $2,303,585 respectively, for the RCB Small Cap Fund.

                                    RCB FUNDS

NOTE 6 - REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Funds in each agreement, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the accounts of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
   RCB Growth And Income Fund and RCB Small Cap
   Fund and

The Board of Trustees of
   Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RCB Growth and Income Fund and RCB Small Cap Fund, each a series of Professionally Managed Portfolios, as of June 30, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from September 30, 1998 through June 30, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of RCB Growth and Income Fund and RCB Small Cap Fund as of June 30, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period from September 30, 1998 through June 30, 1999, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 4, 2000

================================================================================

                               Investment Advisor
                          REED, CONNER & BIRDWELL, INC.
                      11111 Santa Monica Blvd., Suite 1700
                             Los Angeles, CA 90025
                                 (310) 478-4005
                            (877) 478-4RCB Toll-free

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Rd., Suite 261-E
                                Phoenix, AZ 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              345 California Street
                            San Francisco, CA 94104

================================================================================
This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.